UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

UNITED AMERICAN HEALTHCARE CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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United American Healthcare Corporation	CONTROL ID:
REQUEST ID:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
for the Annual Meeting of Stockholders

DATE:	December 13, 2013
TIME:	10:00 am central time
LOCATION:	303 wacker dr., suite 1200 Chicago, Illinois

HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE: Call toll free 1-866-752-8683	FAX: Send this card to 202-521-3464	INTERNET: https://www.iproxydirect.com/UAHC and follow the on-screen instructions.	EMAIL: proxy@iproxydirect.com. Include your Control ID in your email.

This communication represents a notice to access a more complete set of proxy materials available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement is available at: https://www.iproxydirect.com/UAHC

If you want to receive a paper copy of the proxy materials you must request one. There is no charge to you for requesting a copy.  To facilitate timely delivery please make the request, as instructed above, before November 26, 2013.

you may enter your voting instructions at https://www.iproxydirect.com/UAHC until 11:59 pm eastern time December 12, 2013.

The purposes of this meeting are as follows:
1.
To elect three directors for terms to expire at the 2015 annual meeting of shareholders, or until their respective successors are duly elected and qualified, from among the nominees described in the proxy statement and, if properly brought before the meeting any nominees by shareholders;

2.
To elect four directors for terms to expire at the 2016 annual meeting of shareholders, or until their respective successors are duly elected and qualified, from among the nominees described in the proxy statement and, if properly brought before the meeting any nominees by shareholders;

3.	To approve a change in our state of incorporation from Michigan to Nevada;

4.	To ratify the appointment of Bravos & Associates as the company’s independent registered public accounting firm for fiscal 2014.

Pursuant to new Securities and Exchange Commission rules, you are receiving this Notice that the proxy materials for the Annual meeting are available on the Internet. Follow the instructions above to view the materials and vote or request printed copies.

The board of directors has fixed the close of business on November 1, 2013 as the record date for the determination of stockholders entitled to receive notice of the Annual Meeting and to vote the shares of our common stock, par value $.001 per share, they held on that date at the meeting or any postponement or adjournment of the meeting.

The Board of Directors recommends that you vote ‘for’ all proposals above.

Please note – This is not a Proxy Card - you cannot vote by returning this card

United American Healthcare Corporation SHAREHOLDER SERVICES 500 Perimeter Park Drive Suite D Morrisville NC 27560	FIRST-CLASS MAIL US POSTAGE PAID CARY NC PERMIT # 869

TIME SENSITIVE SHAREHOLDER INFORMATION ENCLOSED

IMPORTANT SHAREHOLDER INFORMATION

YOUR VOTE IS IMPORTANT